                                                                    EXHIBIT 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 6, 1996 included in Lear Corporation's (formerly known as Lear Seating Corporation) Form 10-K for the year ended December 31, 1995, and to all references to our firm included in this registration statement.



                                            /s/ ARTHUR ANDERSEN LLP


Detroit, Michigan
  November 14, 1996